Exhibit 10.10

Online VIP Store Service Agreement

EPWK.com (hereinafter referred to as the “Platform") provides services in accordance with the provisions of Online VIP Store Service Agreement (hereinafter referred to as the “Agreement"), which has the effect of contract. Please read this Agreement carefully, review and accept or reject this Agreement when purchasing the service of VIP Store.

I. Confirmation and Entry into Force of this Agreement

1. If you choose to purchase the service of VIP store, it means that you have fully read, understood and fully agreed to enter into this Agreement with this website, and you are voluntarily bound by the terms of this Agreement. According to the development of the Internet and the changes of the relevant laws and regulations of the People's Republic of China (PRC), the Platform will constantly improve the service quality, revise the service terms accordingly, and make reasonable changes to the service content, duration and cost. The Platform has the right to update this Agreement at any time without further notice. In case of any inconsistency between the current service content of "VIP Store" of the Platform and the description of our staff, the description in this Agreement shall prevail. The expression of your rights and obligations, purchase procedures and charging standards are subject to the latest terms of service. If you don't agree with the modification of the terms, it will not affect the assumed responsibilities and obligations; If you continue to visit or use the Platform and the service of "VIP Store" after the terms are changed, it will be deemed that you have accepted the modification of this Agreement.

2. Please read this Agreement carefully before the payment is upgraded to "VIP Store".

3. When you upgrade the "VIP Store" program and make payment, it means that you have read this Agreement carefully and fully accepted all the terms under this service Agreement. Once you have read and agreed to the Registration Agreement and Copyright Notice, the Service Agreement for Opening Stores on EPWK.com, this Agreement will come into effect immediately. If you open the service of "VIP Store" offline, it will be deemed that you have agreed to this Agreement by default.

4. Once you purchase the charging service of "VIP Store" provided by the Platform, you will be deemed to be a natural person with full civil rights and full capacity for civil conduct and able to bear civil liabilities independently according to the laws of PRC, and you know and fully agree with all the service agreements of this website and the contents of this service Agreement, as well as any amendments made by the Platform to the website service agreement and this service Agreement at any time.

5.Matters not agreed in this Agreement shall be subject to other service agreements on the Platform.

II. Risks and responsibilities

1. You clearly understand and agree that the payment method agreed in this Agreement is the payment method of collection on behalf of the toll operator. There may be certain commercial risks (including but not limited to illegal activities by criminals using your account or bank cards and other valuable cards) when you pay by this payment method, and all these risks will cause corresponding economic losses to you. Therefore, you agree that the Platform will not take any responsibility for the aforementioned risks and losses on the premise of fully fulfilling all its obligations under this Agreement; Moreover, the Platform does not assume any responsibility and obligation to pursue the tort liability of criminals or take the losses to you on their behalf.

III. Introduction of service items:

1.The Platform VIP store - the Crown Edition

(1) Identity privilege

Special identity, shop basic maintenance, personalized decoration, template decoration, exclusive team introduction page and special event settings.

(2) Business opportunity privilege

Speedy task-matching, employer's contact information, and store sub-account (add email/mobile phone for receiving and receiving speed matching messages).

(3) Bidding privilege

Amount and times of bidding: unlimited with less than RMB 20,000 yuan orders; times of submission: unlimited; bidding scheme: manuscript hidden; up to one industry and 15 skill labels.

(4) Traffic privilege

Search Priority: Priority in talent search.

Golden advertising space: 3 days for home shop recommendation, 5 days for home navigation recommendation talents, 15 days for local version of home slide advertisement, and talent recommendation on talent homepage for 3 days, 30% discount on purchase of advertising package.

(5) Service privilege

Platform services (bidding and employment tasks) and store decorate services.

2. The Platform VIP store - the Jinzun Crown Edition

(1) Identity privilege

Special identity, shop basic maintenance, personalized decoration, template decoration, exclusive team introduction page and special event settings.

(2) Business opportunity privilege

Speedy task-matching, quantitative recommendation of high-quality business opportunities, employer's contact information and sub-account (add email/mobile phone for receiving and receiving speed matching messages).

(3) Bidding privilege

Amount and times of bidding: unlimited with less than RMB 60,000 yuan orders; times of submission: unlimited; bidding scheme: manuscript hidden; up to one industry and 25 skill labels.

(4) Traffic privilege

Search Priority: Priority in talent search.

Golden advertising space: 3 days for home shop recommendation, 7 days for home navigation recommendation talents, 15 days for local version of home slide advertisement, and talent recommendation on talent homepage for 3 days, 40% discount on purchase of advertising package.

(5) Service privilege

Exclusive secretarial services; Full-time customer service; platform services (bidding and hiring tasks) and store decorate services.

(6) Community privilege

Honored guest of Annual Conference, Private member boutique courses

3. The Platform VIP Store -the Supreme Crown Edition

(1) Identity privilege

Special identity, shop basic maintenance, personalized decoration, template decoration, exclusive team introduction page and special event settings.

(2) Business opportunity privilege

Speedy task-matching, quantitative recommendation of high-quality business opportunities, employer's contact information and sub-account (add email/mobile phone for receiving and receiving speed matching messages).

(3) Bidding privilege

Amount and times of bidding: unlimited with less than RMB 100,000 yuan orders; times of submission: unlimited; bidding scheme: manuscript hidden; up to two industry and 45 skill labels.

(4) Traffic privilege

Search priority: Priority in talent search and the comprehensive ranking of talent halls.

Golden advertising space: 7 days for home shop recommendation, 15 days for home navigation recommendation talents, 30 days for local version of home slide advertisement, and talent recommendation on talent homepage for 15 days, 50% discount on purchase of advertising package.

Accurate promotion: 1 advertorial article, 1 exclusive interview, and RMB 3,000 yuan promotion by the paid auction of the store.

(5) Service privilege

Exclusive secretarial services; Full-time customer service; platform services (bidding and hiring tasks) and store decorate services.

(6) Community privilege

Honored guest of Annual Conference, Private member boutique courses

4. The Platform VIP Store -the Jinzun Ultimate Edition

(1) Identity privilege

Special identity, shop basic maintenance, personalized decoration, template decoration, exclusive team introduction page and special event settings.

(2) Business opportunity privilege

Speedy task-matching, quantitative recommendation of high-quality business opportunities, employer's contact information and sub-account (add email/mobile phone for receiving and receiving speed matching messages).

(3) Bidding privilege

Amount and times of bidding: unlimited with less than RMB 100,000 yuan orders; times of submission: unlimited; bidding scheme: manuscript hidden; up to two industries and 45 skill labels.

(4) Traffic privilege

Search priority: Priority in talent search and the comprehensive ranking of talent halls.

Golden advertising space: 15 days for home shop recommendation, 21 days for home navigation recommendation talents, 60 days of recommended talents in homepage navigation, 30 days for local version of home slide advertisement, 15 days for talent recommendation on talent homepage and 30 days for VIP store recommendation on talent homepage, 60% discount on purchase of advertising package.

Accurate promotion: 1 advertorial article, 1 exclusive interview, and RMB 5,000 yuan promotion by the paid auction of the store.

(5) Service privilege

Accurate promotion: 1 advertorial article, 1 exclusive interview, and RMB 3,000 yuan promotion by the paid auction of the store.

(6) Community privilege

Honored guest of Annual Conference, Private member boutique courses

5. The Platform VIP Store -the Ultimate Edition

(1) Identity privilege

Special identity, shop basic maintenance, personalized decoration, template decoration, exclusive team introduction page and special event settings.

(2) Business opportunity privilege

Speedy task-matching, quantitative recommendation of high-quality business opportunities, employer's contact information and sub-account (add email/mobile phone for receiving and receiving speed matching messages).

(3) Bidding privilege

Amount and times of bidding: unlimited with any order; times of submission: unlimited; bidding scheme: manuscript hidden; up to three industries and 60 skill labels.

(4) Traffic privilege

Search priority: Priority in talent search and the comprehensive ranking of talent halls.

Golden advertising space: 21 days for home shop recommendation, 30 days for home navigation recommendation talents, 90 days of recommended talents in homepage navigation, 90 days for local version of home slide advertisement, 21 days for talent recommendation on talent homepage and 45 days for VIP store recommendation on talent homepage, 21 days for mobile client homepage slide advertisement, 70% discount on purchase of advertising package.

Accurate promotion: 1 advertorial article, 1 exclusive interview, and RMB 10,000 yuan promotion by the paid auction of the store.

(5) Service privilege

Accurate promotion: 1 advertorial article, 1 exclusive interview, and RMB 3,000 yuan promotion by the paid auction of the store.

(6) Community privilege

Honored guest of Annual Conference, Private member boutique courses.

III. Rights and obligations

1. When you purchase the premium service of VIP membership, it means that you promise that the store on the Platform and its link-page will not contain any untrue content, which violates national laws, regulations, social ethics, infringes on the rights and interests of third parties and other unqualified contents that do not conform to the rules and regulations of the Platform, and ensure that the information submitted by it is true, accurate, timely, detailed and complete, otherwise the Platform has the right to delete or refuse to include it.

2. You promise that any information in the store of the Platform and its link-page will not infringe the legitimate rights and interests of the third party. If the third party asks the Platform to delete the disputed information on its website on the grounds that the legitimate rights and interests have been infringed and after providing preliminary evidence, we have the right to delete the disputed information after notifying you and will not be liable for breach of contract. Upon verification, if you belong to the no-fault party, we will postpone the service days of the disputed information according to the deletion days. If you belong to the fault party, we will not provide other compensation for the deletion.

3. You agree that the Platform has the right to use the facts and successful cases of your service on the Platform for free.

4. After receiving all your service fee, the Platform promises to open your purchased service within one working day after you submit perfect personal information as required by the Platform.

5. If the service is stopped due to the third party's reasons or your own reasons, the service will be automatically terminated, and the Platform will not assume any responsibility.

IV. Liability for Breach of Contract

1. If you violate this Agreement and publish any untrue content, which violates national laws, regulations, social ethics, and other unqualified contents that do not conform to the rules and regulations of the Platform, the Platform has the right to terminate the contract and ask you to compensate for the losses.

2. If you use the Platform to engage in illegal activities, the Platform has the right to terminate this Agreement and ask you to compensate for the losses.

3. If you are complained by others during the service of "VIP Store" or if we unilaterally judge that the information you provide to this website is untrue or your motivation and behavior intention violate this Agreement, we have the right to directly block your account and delete the untrue information without notifying you in advance. At the same time, we will give you a written or oral notice and ask you to submit the relevant supporting information within the specified time limit. After receiving our written and oral notice, you must submit the above specified proof materials within the notice period, otherwise we have the right to terminate your membership and directly and permanently prevent you from using all or part of the service without informing you again. We do not assume any responsibility for any loss you have suffered in this case, and we are not obliged to return the service fee (in whole or in part) you have paid for "VIP store".

4. If you are complained by others or unilaterally judged by us when using the service of "VIP store", and you disclose any false information about this website or any behavior that damages the reputation of this website, we have the right to terminate your membership and directly and permanently prevent you from using all or part of the service. We will not take any responsibility for any loss suffered by you in this situation, and we have no obligation to return the service fee (whether in whole or in part) of "VIP store" that you have paid. At the same time, it reserves the right to pursue legal responsibility from you.

5. If you cause losses to the third party due to the above behavior, the Platform will not be liable. At the same time, you will be required to compensate for the losses suffered by the Platform due to the third party's rights protection, including but not limited to all litigation costs, reasonable lawyer fees, transportation fees and other expenses incurred by the Platform in resolving disputes.

6. If the contract is terminated or cancelled in advance due to the Platform's own reasons, Party B will refund the service fee for the days not served during the performance of the contract. If the contract is required to be dissolved or terminated due to Party A's reasons during the performance period of the contract, Party B will not refund the paid premium service fee of VIP.

V. Confidentiality Clause

1. The Platform will take all possible measures to protect your user data and personal information. However, due to technical limitations, the Platform can't completely guarantee that all your private communications and other personal data will not be leaked through the channels not listed in this Agreement. At the same time, the Platform is obliged to provide users' personal data to judicial organs and government departments according to relevant legal requirements. If your information is leaked due to the above reasons, the Platform will not be responsible for this.

2. The Platform reserves the right to use the summary statistical information. On the premise of not disclosing your user privacy information, the Platform has the right to analyze your user database and make commercial use of it.

VI. Force Majeure

1. Force Majeure refers to any event which is beyond the control of one or both parties to this Agreement, unforeseeable or foreseeable but unavoidable, and which occurs after the effective date of this Agreement and prevents one or both parties from performing this Agreement in whole or in part. Force majeure includes, but is not limited to, strikes, explosions, fires, floods, earthquakes and other natural disasters and wars, public disorder, vandalism, expropriation, confiscation, government sovereign acts, etc.

2. In view of the special nature of the Internet and e-commerce, the exemptions of both parties also include, but are not limited to, the following situations that affect the normal operation of the network: (1) hacking, computer virus intrusion or attack; (2) The computer system is damaged, paralyzed or unable to be used normally, resulting in the loss of information or records; (3) Significant impact caused by technical adjustment in telecommunications sector; (4) Temporary closure due to government control, etc.

VII. Termination

1. This Agreement will come into effect automatically from the date of your full payment, until the service expires as agreed by both parties

VIII. Others

1. Any disputes arising from this Agreement and its performance by both parties shall be submitted to Xiamen Arbitration Commission for arbitration in accordance with its current arbitration rules. The arbitration award is final and binding on both parties.

2. This rule shall be implemented as of the date of promulgation.